UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2016

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On October 27, 2016, the stockholders of STRATA Skin Sciences, Inc. (the "Company") approved the Company's 2016 Omnibus Incentive Plan (the "Plan").  The Company incorporates by reference as though fully set forth herein the description of the Plan included in the Company's proxy statement for the Company's 2016 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on September 16, 2016.

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 27, 2016, the Company received written notification (the "Notice") from The NASDAQ Stock Market ("NASDAQ") that the closing bid price of its common stock had been below the minimum $1.00 per share for the previous 30 consecutive business days, and that the Company is therefore not in compliance with the requirements for continued listing on the NASDAQ Capital Market under NASDAQ Listing Rule 5550(a)(2). The Notice provided the Company with an initial period of 180 calendar days, or until October 24, 2016, to regain compliance with the listing rules.  The Company did not regain compliance during the cure period.

On October 25, 2016 the Company was notified by NASDAQ that NASDAQ had granted the Company an extension of the deadline to April 24, 2017 to demonstrate compliance with NASDAQ's continued listing requirements.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Company held its 2016 Annual Meeting of Stockholders on October 27, 2016.  The following are the voting results for each matter voted upon:

Proposal 1:    The election of the following nominees as directors of the Company to serve until the Company's 2016 Annual Meeting of Stockholders and until their successors are elected.
Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey F. O'Donnell, Sr.	2,686,726	539,126	4,753,726
Michael R. Stewart	3,061,532	164,320	4,753,726
Samuel Navarro	2,693,129	532,723	4,753,726
David K. Stone	3,066,676	159,176	4,753,726
Kathryn Swintek	3,068,605	157,247	4,753,726
LuAnn Via	3,056,379	169,473	4,753,726
R. Rox Anderson	3,064,550	161,302	4,753,726

Proposal 2:  The approval of the STRATA Skin Sciences, Inc. 2016 Omnibus Incentive Plan.
For	Against	Abstain	Broker Non-Votes
1,934,326	275,324	1,016,202	4,753,726

Proposal 3:  The ratification of the selection of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.
For	Against	Abstain	Broker Non-Votes
6,565,327	342,514	1,071,737	0

Forward-Looking Statements

This Current Report on Form 8-K may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Forward looking statements include, but are not limited to, statements with respect to the plans, strategies and objectives of management for future operations; our ability to regain compliance with NASDAQ listing requirements relating to the bid price of our common shares within the compliance period and any extension thereof.  Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2015, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STRATA SKIN SCIENCES, INC.
By:	/s/ Michael R. Stewart
Michael R. Stewart
President and Chief Executive Officer

Date:  October 28, 2016